Net income (loss) per share	12 Months Ended
Dec. 31, 2023
Earnings per share [abstract]
Net income (loss) per share
18. Net income (loss) per share
Diluted net income (loss) per share excludes all dilutive potential shares if their effect is anti-dilutive as well as all potential shares for which performance conditions have not yet been met as of the reporting date. For the year ended December 31, 2023 and 2022, anti-dilutive stock options, RSUs and PSUs were excluded from the calculation of diluted net income (loss) per share when their effect was anti-dilutive.

	2023	2022
	$	$
Net income (loss) attributable to common shareholders of the Company (basic and diluted)	(7,835)	56,732
Weighted average number of common shares outstanding – basic	139,248,530	141,555,788
Effect of dilutive securities	—	3,047,697
Weighted average number of common shares outstanding – diluted	139,248,530	144,603,485
Net income (loss) per share attributable to common shareholders of the Company:
Basic	(0.06)	0.40
Diluted	(0.06)	0.39